Exhibit 10.1.47

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATEMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

IntelsatOne Service Order No. 26516

	Intelsat Information:	Customer Information:
Name:	Intelsat Corporation (“Intelsat”)	Gogo LLC (“Customer”)

Place/Type of Organization:	A Delaware corporation	A Delaware corporation

Address:	3400 International Dr., NW	1250 North Arlington Heights Road

City/Country:	Washington, DC 20008, USA	Itasca, Illinois 60143

Attention:	Suzette Schmidt	Anand Chari

Telephone:	+1-202-944-6827	+1-630-647-1414

Facsimile:	+1-202-944-7529

Email:	suzette.schmidt@intelsat.com	achari@gogoair.com

Type of Service Order	New Service

Master Service Agreement	Master Service Agreement No. 21078, dated 25 August 2008 Account No: 123639

Service Type	IPL (see Appendix 1 Service Details)

Service Start Date (SSD)

01-Nov-13

Note: Intelsat reserves the right to reschedule/postpone the SSD if this Service Order is returned less than 6 business days before the stated SSD. Billing will commence on the SSD whether the Service commences or not, unless any delay is caused solely and directly by Intelsat.

Service End Date (SED)	31-Oct-14 Note: If the SSD is delayed, the SED date will also be delayed by the same duration. The term of service will remain unchanged.

Monthly Recurring Charge (MRC)	US$ [***]per month

Non-Recurring Charge (NRC)	US$ [***]

Deposit/Collateral	[***]

Billing Method	[***]

Appendices	Appendix 1: Service Details Appendix 2: Operational Contact Details Appendix 3: Additional Terms and Conditions

By signing and returning this Service Order (“Service Order”) to Intelsat, Customer is making an offer to purchase the service described in this Service Order (“Service”) from Intelsat. When executed by Intelsat, this Service Order shall become binding. Provision of the Service is subject to Intelsat receiving from Customer any required Deposit/Collateral specified in a form acceptable to Intelsat at least fifteen (15) calendar days prior to the Service Start Date. Intelsat may apply the Deposit/Collateral paid hereunder to cover any outstanding payments due by Customer to Intelsat under this Service Order or any other Service Order subject to the terms and conditions of the MSA set forth above. Intelsat shall return any remaining Deposit/Collateral or security to Customer once all Services under the MSA have been terminated and liabilities have been settled. This Service Order incorporates the Appendices listed above, and the applicable Service Descriptions for the Service which are available at https://my.Intelsat.com and which may be revised from time to time by Intelsat. This Service Order and the Service are subject to the terms and conditions of the Master Service Agreement (“MSA”) referenced above. In the event of a conflict between this Service Order and the MSA, this Service Order shall control.

OPT-041478/SPID-4-2291 SS/13-Mar-14 SVO-514989	Intelsat Confidential and Proprietary	Page 1 of 5 SLR

	INTELSAT		CUSTOMER

By:	/s/ Patricia Casey	By:	/s/ Anand K. Chari
Name:	Patricia Casey	Name:	Anand K. Chari
Title:	Senior Vice President & Deputy General Counsel	Title:	EVP / CTO
Date:	October 25, 2013	Date:	October 24, 2013

OPT-041478/SPID-4-2291 SS/13-Mar-14 SVO-514989	Intelsat Confidential and Proprietary	Page 2 of 5 SLR

Appendix 1—Service Details

Service Type: International Private Line (“IPL”)

Service ID (SVO) No. 514989

Satellite and orbital location	[***]
Transponder	[***]
Service data rate (in Kbit/s)	[***]
Carrier parameters	[***]
Customer earth station details	[***]
Customer satellite modem	[***]
Service demarcation points	[***]
Fiber extension between POPs or Teleports	[***]
Collocation	[***]
Local loop	[***]
Cross connect	[***]
IP addressing	[***]

OPT-041478/SPID-4-2291 SS/13-Mar-14 SVO-514989	Intelsat Confidential and Proprietary	Page 3 of 5 SLR

Appendix 2—Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630-647-142
Fax	N/A
Mobile	[***]
E-mail address	blauer@gogoair.com

Customer Earth Station Contact

Earth Station Name	GoGo LLC, Network Operations Center
Earth Station Manager	NOC Engineer on Duty
Street address	1250 North Arlington Heights Road
City	Itasca, IL 60143
Country	USA
Phone	1 866 943 4662
Fax	N/A
Mobile	N/A
E-mail address	noc@gogoair.com

Intelsat Contact Details

Intelsat Teleport address	Mountainside Teleport, 17625 Technology Blvd., Hagerstown, MD 21740, USA
Intelsat POP address	New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA
Sales Director	Name: Fernando Freitas Tel: +1-202-944-7647 Email: fernando.freitas@intelsat.com
Sales Engineer	Name: Christopher Kinard Tel: +1-404-381-2451 Email: christopher.kinard@intelsat.com
Provisioning Team	DSP@intelsat.com msoc@intelsat.com (out of hours support 24 x 7 x 365)

OPT-041478/SPID-4-2291 SS/13-Mar-14 SVO-514989	Intelsat Confidential and Proprietary	Page 4 of 5 SLR

Appendix 3—Additional Terms and Conditions

1. Intelsat acknowledges and agrees to provide (1) one Comtech CDM-625 modem licensed for Carrier in Carrier operations with the required interface listed in Appendix 1 (Customer Satellite Modem). Modem will be delivered to Customer’s location at 1250 North Arlington Heights Road, Itasca, Illinois 60143.

2. Customer acknowledges and agrees after one (1) year of usage the Comtech CDM-625 modem with Service ID (SVO) 514989 will be returned via mail by Customer to Intelsat in good working order condition, if this service is not renewed.

OPT-041478/SPID-4-2291 SS/13-Mar-14 SVO-514989	Intelsat Confidential and Proprietary	Page 5 of 5 SLR